SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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POLONIA BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2016

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Polonia Bancorp, Inc. (the “Company”). The meeting will be held at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, May 17, 2016 at 8:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, P.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Robert J. Woltjen
Robert J. Woltjen
Chairman of the Board

POLONIA BANCORP, INC.

3993 HUNTINGDON PIKE, 3rd FLOOR

HUNTINGDON VALLEY, PENNSYLVANIA 19006

(215) 938-8800

______________________

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

______________________

TIME AND DATE	8:00 a.m., local time, on Tuesday, May 17, 2016.

PLACE	Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania.

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years and one director to serve for a term of two years;

(2) To ratify the selection of S.R. Snodgrass, P.C. as our independent; registered public accounting firm for 2016;

(3) To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on March 24, 2016.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

April 8, 2016	By order of the board of directors,

/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Corporate Secretary

POLONIA BANCORP, INC.

__________________________________

PROXY STATEMENT

__________________________________

General Information

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Polonia Bancorp, Inc. for the 2016 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Polonia Bancorp, Inc. as “Polonia Bancorp,” the “Company,” “we,” “our” or “us.”

Polonia Bancorp is the holding company for Polonia Bank. In this proxy statement, we may also refer to Polonia Bank as the “Bank.”

We are holding the 2016 annual meeting at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, May 17, 2016 at 8:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 8, 2016.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on May 17, 2016

This proxy statement and our 2015 Annual Report on Form 10-K are available electronically at www.edocumentview.com/PBCP.

Information About Voting

Who Can Vote at the Meeting

You are entitled to vote the shares of Polonia Bancorp common stock that you owned as of the close of business on March 24, 2016. As of the close of business on March 24, 2016, a total of 3,348,827 shares of Polonia Bancorp common stock were outstanding. Each share of common stock has one vote.

The Company’s articles of incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Polonia Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record; or
•	Indirectly through a broker, bank or other holder of record in “street name.”

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If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Polonia Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Participants in the Polonia Bank Employee Stock Ownership Plan (“ESOP”) or the Polonia Bank Retirement Plan (“401(k) Plan”) may direct the respective trustees of these plans how to vote the shares of Company common stock credited to their ESOP and/or 401(k) Plan accounts. See “Participants in the ESOP or 401(k) Plan” below.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if a majority of the issued and outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

Vote Required for Proposals. In voting on the election of directors, you may vote in favor of the nominees, withhold your vote as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. The directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld and broker non-votes will have no effect on the vote for the election of directors.

In voting to approve the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm and the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of each proposal, against each proposal or abstain from voting. To be approved, each matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions and broker non-votes will have no effect on the vote. The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

Effect of Not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Item 1) or on the advisory vote regarding the compensation of our named executive officers (Item 3). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or for the advisory vote regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2).

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Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	“FOR” each of the nominees for director;

•	“FOR” ratification of the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP or 401(k) Plan

If you participate in the ESOP or if you have invested in Company common stock through the Polonia Bancorp Stock Fund (“Stock Fund”) in the 401(k) Plan, you will receive a voting instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Polonia Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Polonia Bancorp common stock held by the ESOP and all allocated shares for which no timely voting instructions are received, are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, participants investing in the Stock Fund through the 401(k) Plan may direct the Stock Fund trustee how to vote the shares credited to their accounts. The deadline for returning your voting instruction cards is May 10, 2016.

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Corporate Governance

Director Independence

The Company’s Board of Directors consists of five members who are elected for terms of three years, approximately one-third of whom are elected annually. All of the directors are independent under the current listing standards of The NASDAQ Stock Market other than Mr. Svetik, President and Chief Executive Officer of the Company. Although the Company is no longer listed on The NASDAQ Stock Market the Company has chosen to continue to apply the current listing requirements of The NASDAQ Stock Market related to director independence. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans that Polonia Bank has directly or indirectly made to Directors Dr. Andruczyk, Byrne, Callahan and Woltjen.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. The position of Chairman of the Board is currently held by Director Robert J. Woltjen.

The Board of the Company is currently comprised of five directors, all of whom are independent directors under the listing standards of The NASDAQ Stock Market other than Mr. Svetik, President and Chief Executive Officer of the Company. Although the Company is no longer listed on The NASDAQ Stock Market the Company has chosen to continue to apply the current listing requirements of The NASDAQ Stock Market related to director independence. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of board committees; succession planning; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the chief executive officer.

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Committees of the Board of Directors

The following table identifies the Company’s standing committees and their members as of March 1, 2016. The Board’s Audit, Compensation and Nominating and Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of each committee are available in the Governance Documents portion of the Investor Relations section of our website (www.poloniabank.com).

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee

Dr. Eugene Andruczyk	X*	X	X
Frank J. Byrne	X	X*	X
Joseph M. Callahan	X	X	X
Joseph T. Svetik		X	X
Robert J. Woltjen	X	X	X*
Number of Meetings in 2015	4	1	1

* Denotes Chairperson

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews all the reports and findings and other information presented to them by the Company’s officers regarding financial reporting policies and practices. The committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. Each member of the Audit Committee is independent in accordance with the listing standards of The NASDAQ Stock Market. The Board of Directors has determined that Dr. Andruczyk is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”) and other executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Our CEO develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases of our employees. Our CEO does not participate in Compensation Committee discussions or the review of Compensation Committee documents relating to the determination of his compensation.

Nominating and Governance Committee. The Company’s Nominating and Governance Committee is responsible for the annual selection of management’s nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy.

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Minimum Qualifications. The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a residency requirement, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;
•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;
•	personal and professional integrity, honesty and reputation;
•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
•	the ability to devote sufficient time and energy to the performance of his or her duties;
•	independence under applicable Securities and Exchange Commission and listing definitions; and
•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations. Further, when identifying nominees to serve as director, the Nominating and Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Polonia Bancorp. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not used an independent search firm to identify nominees.

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In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Recommendation by Stockholders. It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Board and Committee Meetings

During the year ended December 31, 2015, the Boards of Directors of the Company and the Bank each held 12 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2015 except Mr. O’Shaughnessy who resigned effective May 31, 2015.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All of the then-serving directors attended the 2015 annual meeting of stockholders.

Code of Ethics and Business Conduct

Polonia Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed pursuant to U.S. Auditing Standard No. 16 (Communications with Audit Committees) issued by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

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The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm that, in its report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with U.S. generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Audit Committee of the Polonia Bancorp Board of Directors

Dr. Eugene Andruczyk, Chairperson

Frank J. Byrne

Joseph M. Callahan

Robert J. Woltjen

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Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on the Company and the Bank Board of Directors during 2015. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Dr. Eugene Andruczyk	20,500	—	—	1,224	21,724
Frank J. Byrne	20,000	—	—	1,286	21,286
Joseph M. Callahan	20,000	—	—	1,330	21,330
Timothy G. O’Shaughnessy (3)	8,333	—	—	437	8,770
Robert J. Woltjen	20,500	—	—	825	21,325

__________________________

(1)	At December 31, 2015, the aggregate number of unvested restricted stock award shares held in trust was 2,049 for each of Messrs. Andruczyk, Byrne, Callahan and Woltjen.
(2)	At December 31, 2015, the aggregate number of vested and unvested stock options for each of the non-employee directors was as follows: Dr. Andruczyk, 12,434 vested, 5,122 unvested; Mr. Byrne, 12,434 vested, 5,122 unvested; Mr. Callahan, 3,414 vested, 5,122 unvested; and Mr. Woltjen, 12,434 vested, 5,122 unvested.
(3)	Mr. O'Shaughnessy resigned from the Board of Directors effective May 31, 2015.

Director Fees. Each non-employee director of the Bank receives an annual retainer of $18,000. Directors do not receive any compensation for their service on the Board of Directors of the Company. Each member of the Company’s Audit Committee receives $500 per meeting attended.

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Stock Ownership

The following table provides information as of March 1, 2016 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Polonia Bank Employee Stock Ownership Plan 3993 Huntingdon Pike, 3rd Floor Huntingdon Valley, Pennsylvania 19006	249,009	7.4%

Stilwell Value Partners IV, L.P., Stilwell Associates, L.P., Stilwell Partners, L.P., Stilwell Value LLC, and Joseph Stilwell(1) 111 Broadway, 12th Floor New York, New York 10006	282,479	8.4

Homestead Partners LP, Arles Partners LP, Arles Advisors Inc., and Warren A. Mackey(2) 40 Worth Street, 10th Floor New York, NY 10013	234,209	7.0

Maltese Capital Holdings, LLC, Malta Hedge Fund II, L.P., and Terry Maltese(3) 150 East 52nd Street, 30th Floor New York, New York 10022	329,900	9.9

PL Capital Group(4) 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	219,575	6.6

Lawrence B. Seidman(5) 100 Misty Lane, 1st Floor Parsippany, New Jersey 07054	182,168	5.4

(1)	Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on July 1, 2015, which was filed jointly by the following parties: Stilwell Value Partners V, L.P.; Stilwell Activist Fund, L.P.; Stilwell Partners, L.P; Stilwell Activist Investments, L.P.; Stilwell Value LLC; and Joseph Stilwell.
(2)	Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on February 18, 2015, which was filed jointly by the following parties: Homestead Partners LP, Arles Partners LP, Arles Advisors Inc., and Warren A. Mackey.
(3)	Based exclusively on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2016, which was filed jointly by the following parties: Maltese Capital Management LLC, Maltese Capital Holdings, LLC, Malta Hedge Fund II, L.P. and Terry Maltese.
(4)	Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on August 29, 2014, which was filed jointly by the following parties: Financial Edge Fund, L.P., Financial Edge—Strategic Fund, L.P., Goodbody/PL Capital, L.P., PL Capital LLC, PL Capital/Focused Fund, L.P., Goodbody/PL Capital, LLC, PL Capital Advisors, LLC, John W. Palmer, Richard J. Lashley and Beth R. Lashley, as trustee of the Doris Lashley Testamentary Trust. All of the filers of this Schedule 13D/A are collectively referred to as the “PL Capital Group.”
(5)	Based exclusively on a Schedule 13D filed with the Securities and Exchange Commission on November 19, 2014, which was filed jointly by the following parties: Seidman and Associates, L.L.C., Seidman Investment Partnership, L.P., Seidman Investment Partnership II, L.P., Seidman Investment Partnership III, L.P., LSBK06-08, L.L.C., Broad Park Investors, L.L.C., CBPS, LLC, 2514 Multi-Strategy Fund L.P., Veteri Place Corporation, JBRC I, LLC, and Lawrence B. Seidman.

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The following table provides information as of March 1, 2016 about the shares of Polonia Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those executive officers of the Company listed in the Summary Compensation Table that follows and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (1)(2)	Options Exercisable Within 60 Days	Percent of Common Stock Outstanding

Directors:

Dr. Eugene Andruczyk	32,606	12,434	1.3%
Frank J. Byrne	37,749	12,434	1.5
Joseph M. Callahan	3,915	3,414	*
Joseph T. Svetik	3,857	—	*
Robert J. Woltjen	41,296	12,434	1.6

Executive Officers Who Are Not Also Directors:

Kevin J. Gallagher	—	—	—
Paul D. Rutkowski	68,090	58,761	3.7

All directors and executive officers as a group (7 persons)	187,513	99,477	8.6%

_____________________

*Represents less than 1% of the Company’s outstanding shares.

(1)	Includes shares allocated to the account of the individuals under the ESOP with respect to which the individual has voting but not investment power as follows: Mr. Rutkowski – 9,911 shares. Includes shares held in the 401(k) Plan accounts with respect to which the individual has voting but not investment power as follows: Mr. Rutkowski – 112 shares. Includes shares held in the non-qualified deferred compensation plan accounts with respect to which the individual has voting but not investment power as follows: Mr. Rutkowski – 33,284 shares. Includes 8,194 unvested stock awards held in trust with respect to which the individual has voting but not investment power for Mr. Rutkowski.
(2)	Includes 2,049 unvested stock awards held in trust with respect to which the individual has voting but not investment power for each of Messrs. Andruczyk, Byrne, Callahan and Woltjen.

Item 1 – Election of Directors

The Company’s Board of Directors consists of five members who are elected for terms of three years, approximately one-third of whom are elected annually. The Board of Directors’ nominees for election this year to serve for a three-year term or until their respective successors have been elected and qualified are Messrs. Andruczyk and Byrne. The Board of Directors’ nominee for election this year to serve for a two-year term or until his respective successor has been elected and qualified is Mr. Svetik.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

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The Board of Directors recommends a vote “FOR” the election of each of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2015. The indicated period of service as a director includes the period of service as a director of Polonia Bank.

Nominees for Election of Directors

Nominees for director with a term ending in 2019

Dr. Eugene Andruczyk is the President of Clinical Research of Philadelphia, a medical research firm. Prior to January 2011, Dr. Andruczyk was a self-employed physician. Age 67. Director since 1995.

Dr. Andruczyk’s career in the medical research field and as a self-employed physician provides the Company with organizational understanding and expertise. In addition, as an active member of the community, Dr. Andruczyk maintains contact with and is in touch with the local consumer environment.

Frank J. Byrne is the owner of a restaurant, Byrnes Tavern and Crabs, located in Philadelphia. Age 68. Director since 1995.

Mr. Byrne brings significant business and management level experience from a setting outside of the financial services industry. In addition, through his business experience, Mr. Byrne has gained significant marketing knowledge, adding additional value to the board.

Nominee for director with a term ending in 2018

Joseph T. Svetik has served as President and Chief Executive Officer and a director of the Company and the Bank since May 2015. Mr. Svetik, has spent his entire career in banking. He joined First Star Bank in 1989 and from 2001 until its sale to ESSA Bancorp, Inc. in 2012 he served as Chairman, President and Chief Executive Officer. Mr. Svetik served as a director of ESSA Bancorp, Inc. from July 2012 to March 2014 and has served as a director of JTNB Bancorp, Inc. and its banking unit Jim Thorpe Neighborhood Bank since September 2014. Age 66. Director since 2015.

Mr. Svetik substantial management experience with financial institutions within the Company’s market area provides the Board with valuable insight and leadership capabilities. Based on his experiences, qualifications, attributes and skills set forth above, the Board of Directors has determined that Mr. Svetik should serve as a director.

Directors Continuing in Office

The following director has a term ending in 2017:

Joseph M. Callahan is the Founder and Chief Executive Officer of several technology firms, including Ciright Systems, Inc., Ciright Digital Media, LLC and TriState Building Systems Integrators, companies that provide technology and software solutions and services to government organizations and businesses. Age 51. Director since 2013.

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Mr. Callahan brings significant business and entrepreneurial experience from a setting outside of the financial services industry. In addition, through his business experience, Mr. Callahan has gained significant marketing knowledge, adding additional value to the board.

The following director has a term ending in 2018:

Robert J. Woltjen is the President and General Manager of Fairmount Pharmacy, Inc. Age 50. Director of Polonia Bank since 2006.

As a successful business executive, Mr. Woltjen has a knowledgeable skill set that positions him well to continue to serve as a director of the Company.

Executive Officers

The executive officers of Polonia Bancorp, who are also the executive officers of Polonia Bank, are elected annually by the Board of Directors and serve at the Board’s discretion. The executive officers of the Company and the Bank are:

Name	Position
Joseph T. Svetik	President and Chief Executive Officer
Paul D. Rutkowski	Chief Financial Officer and Corporate Secretary
Kevin J. Gallagher	Chief Lending Officer
Kenneth J. Maliszewski	Former Senior Vice President

Below is information regarding our executive officers who are not also directors. Unless otherwise stated, each executive officer has held his current position for at least the last five years. Ages presented are as of December 31, 2015.

Joseph T. Svetik has served as President and Chief Executive Officer and a director of the Company and the Bank since May 2015. Mr. Svetik, has spent his entire career in banking. He joined First Star Bank in 1989 and from 2001 until its sale to ESSA Bancorp, Inc. in 2012 he served as Chairman, President and Chief Executive Officer. Mr. Svetik served as a director of ESSA Bancorp, Inc. from July 2012 to March 2014 and has served as a director of JTNB Bancorp, Inc. and its banking unit Jim Thorpe Neighborhood Bank since September 2014. Age 66.

Paul D. Rutkowski has served as Chief Financial Officer of Polonia Bank since 2005 and Corporate Secretary since 2006. Mr. Rutkowski served as Controller and Treasurer of Polonia Bank from 1992 to 2005. Mr. Rutkowski has served as Chief Financial Officer and Corporate Secretary of Polonia Bancorp (and its predecessor) since 2007. Age 56.

Kevin J. Gallagher has served as Chief Lending Officer of Polonia Bank since November 2015. From 2013 until 2015 Mr. Gallagher was a banking consultant providing contractual consulting services focused on commercial lending. Mr. Gallagher previously served as President and CEO of Huntingdon Valley Bank from 2010 until January 2013. Prior to Huntingdon Valley Bank, Mr. Gallagher served as chief lending officer at several banks, including Allegiance Bank, Continental Bank and First Penn Bank. Age 60.

Kenneth J. Maliszewski resigned from the Company and Bank in July 2015. Mr. Maliszewski previously served as Senior Vice President of Polonia Bank since 2005. Mr. Maliszewski previously served as Vice President of Polonia Bank from 1993 to 2005. Mr. Maliszewski served as Senior Vice President of Polonia Bancorp (and its predecessor) since 2007 through July 2015. Age 71.

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Item 2 – Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed S.R. Snodgrass, P.C. to be the Company’s independent registered public accounting firm for the 2016 fiscal year, subject to ratification by stockholders. A representative of S.R. Snodgrass, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed by S.R. Snodgrass, P.C. to the Company for the fiscal years ending December 31, 2015 and December 31, 2014.

	2015	2014

Audit Fees(1)	$111,055	$103,751
Audit-Related Fees	—	—
Tax Fees(2)	24,150	15,825
All other fees	—	—

______________________

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of consolidated financial statements included in the Company’s quarterly reports.
(2)	Includes fees related to tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

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During the year ended December 31, 2015, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Item 3 – Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2016 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

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Executive Compensation

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served as executive officers at December 31, 2015. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Stock Options ($)(2)	All Other Compensation ($)(3)		Total ($)

Joseph T. Svetik (4) President and Chief Executive Officer	2015		$167,308	$25,000	—	$263,263		—		$455,571

Paul D. Rutkowski Chief Financial Officer and Corporate Secretary	2015 2014	$ $	164,500 164,500	—	—	—	$ $	44,630 46,964	$ $	209,130 211,464

Kenneth J. Maliszewski (5) Senior Vice President	2015 2014	$ $	112,620 164,500	—	—	—	$ $	10,531 60,144	$ $	123,151 224,644

____________________

(1)	These amounts reflect the aggregate grant date fair value for outstanding restricted stock awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on the Company’s stock price as of the date of grant, which was $10.25.
(2)	These amounts reflect the aggregate grant date fair value for outstanding stock option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718, based on a value of $4.41 per option. For information on the assumptions used to compute the fair value, see note 11 to the consolidated financial statements. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, the value realized by an executive officer may not be at or near the value estimated above.
(3)	There were no individual items of all other compensation that exceeded $25,000. All other compensation also includes automobile allowances and allocations under the ESOP.
(4)	Mr. Svetik commenced employment on June 1, 2015.
(5)	Mr. Maliszewski resigned from the Company and Bank on July 31, 2015.

Employment Agreements.

Joseph T. Svetik. Mr. Svetik, President and Chief Executive officer of the Company and the Bank, has an employment agreement with the Bank. Mr. Svetik’s employment agreement provides that he will serve as President and Chief Executive Officer through May 19, 2018. On each anniversary of the date of the employment agreements, the Board of Directors may extend the agreements for an additional year, unless Mr. Svetik elects not to extend the term.

The employment agreement provides for annual base salary of $300,000. In addition, the agreement provides for participation in discretionary bonuses or other incentive compensation provided to senior management, as well as participation in stock benefit plans and other fringe benefits applicable to executive personnel. Mr. Svetik’s employment agreement also provides for a bonus of $25,000 upon signing of his agreement, $25,000 on December 31, 2015 and $50,000 on December 31, 2016, provided Mr. Svetik remains employed on those dates.

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Under the terms of his employment agreement, Mr. Svetik is subject to a one- year non-compete if he terminates his employment for good reason (as defined in the agreement), he is terminated without cause (as defined in the agreement) or terminates his employment voluntarily.

Paul D. Rutkowski. Mr. Rutkowski, Chief Financial Officer of the Company and the Bank, has employment agreements with the Company and the Bank. As a result of extensions approved by the Boards of Directors, Mr. Rutkowski’s employment agreements currently have terms through January 11, 2019.

As of December 31, 2015, Mr. Rutkowski’s base salary was $164,500. In addition, the agreements provide the executives with participation in discretionary bonuses or other incentive compensation provided to senior management, as well as participation in stock benefit plans and other fringe benefits applicable to executive personnel.

Under the terms of the employment agreements, Mr. Rutkowski is subject to a one- year non-compete if he terminates his employment for good reason (as defined in the agreement) or he is terminated without cause (as defined in the agreement).

See “Potential Post-Termination Benefits” for a discussion of the benefits and payments Messrs. Svetik and Rutkowski may receive under his employment agreements upon his separation of service from the Bank and the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2015 concerning unexercised options and stock awards that have not vested for each named executive officer.

Name	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Joseph T. Svetik	59,759	—	$13.25	6/16/2025	—	—

Paul D. Rutkowski	—	45,101	8.44	8/21/2017	—	—
	20,488	13,660	10.25	11/19/2023	8,194	$94,559

_______________________

(1)	Represents awards that vest in five equal annual installments beginning one year from the date of grant but have not yet vested.
(2)	Based upon the Company’s closing stock price of $11.54 on December 31, 2015.

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Retirement Benefits

Supplemental Executive Retirement Plan for Paul D. Rutkowski and Kenneth J. Maliszewski. The Bank sponsors a supplemental executive retirement plan that provides for the payment of supplemental retirement benefits to Messrs. Rutkowski and Maliszewski. The annual retirement benefit for each executive under the supplemental executive retirement plan is $50,000 per year, payable annually for 20 years following termination of employment. If the executive terminates employment prior to his normal retirement age (age 65), the annual benefit will commence upon the earlier of the date that is five years following the executive’s termination date or the date the executive would have attained the normal retirement age. No benefits are payable under the supplemental executive retirement plan upon an executive’s termination for cause (as defined in the plan). If the executive dies after attaining the normal retirement age and while receiving annual retirement benefits under the plan, the remaining supplemental executive retirement plan benefit shall be payable in a lump sum payment to the executive’s beneficiary. If the executive dies prior to normal retirement, no benefit is payable under the plan if the Bank maintains a life insurance arrangement on behalf of the executive at the time of his death. The Bank currently maintains such a life insurance arrangement on behalf of Mr. Rutkowski.

Non-Qualified Deferred Compensation Plan. The Bank sponsors a non-qualified deferred compensation plan to assist certain employees designated by the Board as participants in maximizing their allowable deferrals under the 401(k) Plan. The Board has designated Mr. Rutkowski as a participant in the deferred compensation plan. Under the plan, participants must elect by December 31st of the preceding calendar year to defer a certain amount into the plan. Upon completion of the non-discrimination testing of the 401(k) Plan required by the Internal Revenue Code, the Bank determines the maximum amount of elective deferrals each participant could have made to the 401(k) Plan for the preceding year. The lesser of the additional amounts resulting from the non-discrimination testing or the employee’s advance deferral amount is either paid to the participant by March 15th of the following plan year or contributed directly to the plan, in accordance with the participant’s election. The Bank also has discretion to make additional contributions to the deferred compensation plan on behalf of participants. Participants are 100% vested in their elective deferrals to the deferred compensation plan; participants vest in the Bank’s contributions at the rate of 20% per year, becoming fully vested after five years of participation in the plan. Participants are automatically 100% vested in the Bank’s contributions if they terminate employment due to normal retirement. Participants elect at the time of deferral whether they will receive distributions in the form of a lump sum payment or monthly, quarterly or annual installments. If the participant fails to elect a form of payment, benefits will be automatically paid in annual installments over the life expectancy of the participant. If a participant dies prior to receiving the entire amount credited under the plan, the Bank will make the remaining payments to the participant’s designated beneficiary. Upon the death of a beneficiary while receiving payments, the Bank will pay the balance in a lump sum to the beneficiary’s estate.

Split-Dollar Life Insurance Agreements. Polonia Bank sponsors a split-dollar life insurance agreement with Mr. Rutkowski to encourage him to continue to render high quality service to Polonia Bank in exchange for financial protection for his beneficiaries in the event of his death. The death benefits provided under the split-dollar life insurance agreement are funded through bank-owned life insurance policies. Polonia Bank pays all of the life insurance premiums. See “Potential Post-Termination Benefits” for a description of the benefits provided under the agreement.

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Potential Post-Termination Benefits

For information regarding potential payments upon termination under the Company’s retirement plans and arrangements, see “Retirement Benefits” above.

Payments Made Upon Termination for Cause. If any named executive officer is terminated for cause, he will receive his base salary through the date of termination and may retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Termination without Cause or for Good Reason. Under the employment agreements, if Polonia Bancorp or Polonia Bank terminates Mr. Rutkowski for reasons other than for cause, or if he resigns after specified circumstances that would constitute constructive termination, Mr. Rutkowski (or, in the event of his death, his beneficiaries) is entitled to a lump sum severance payment equal to his base salary and the value of all contributions that would have been made on behalf of the executives pursuant to any of Polonia Bancorp’s or Polonia Bank’s employee benefit plans for a period of one year from the date of his termination. In addition, Polonia Bancorp or Polonia Bank would continue and/or pay for Mr. Rutkowski’s life, medical, disability and dental coverage for a period of one year from the date of his termination.

Under the employment agreement, if Mr. Svetik is terminated without cause or voluntarily terminates with “good reason,” as that term is defined in the agreement, he will receive a lump sum amount equal to the lesser of the base salary that would have been paid to him for the remaining term of the employment agreement or the base salary that would have been paid to him for 12 months.

Payments Made Upon Disability. The employment agreements for Messrs. Svetik and Rutkowski provides that if he becomes disabled and his employment is terminated, he will be entitled to disability pay equal to 75% of his bi-weekly base salary in effect at the date of termination. Mr. Rutkowski would continue to receive disability payments until the earlier of: (1) the date he returns to full employment with us, (2) his death, (3) attainment of age 65 (age 70 for Mr. Svetik), or (4) the date his employment agreements would have terminated had his employment not terminated because of disability. All disability payments would be reduced by the amount of any disability benefits payable under our disability plans. In addition, each executive would continue to be covered to the greatest extent possible under all benefit plans in which he participated before his disability as if he were actively employed by us.

Payments Made Upon Death. The Bank has entered into a split-dollar life insurance agreement with Mr. Rutkowski, pursuant to which the Bank has agreed to divide the death proceeds of certain life insurance policies owned by the Bank with his designated beneficiary. The Bank pays all premiums on the policies, and Mr. Rutkowski is required to execute a split-dollar endorsement for the life insurance policies purchased by the Bank. Upon Mr. Rutkowski’s termination of employment for any reason, the split-dollar agreement will automatically terminate. Upon the death of Mr. Rutkowski while employed, the designated beneficiary receives a death benefit of $1.0 million. The Bank is the beneficiary of any remaining proceeds from each life insurance policy following payment of the death benefit to the Mr. Rutkowski’s beneficiary. The Bank maintains all rights of ownership over the life insurance policies, although the Bank may not sell or otherwise transfer a policy while the participant maintains an interest.

Under the employment agreements for Messrs. Svetik and Rutkowski, upon the executive’s death, the executive’s estate will receive the compensation due to the executive through the last day of the calendar month in which his death occurred.

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Payments Made Upon a Change in Control. The employment agreement with Mr. Rutkowski provides that in the event of a change in control followed by voluntarily termination of employment (upon circumstances discussed in the agreement constituting a constructive termination) or involuntarily termination of employment for reasons other than cause, Mr. Rutkowski receives a severance payment equal to three times the average of his five preceding taxable years’ annual compensation (“base amount”). For purposes of this calculation, annual compensation will include all taxable income plus any retirement contributions or benefits made or accrued on his behalf during the period. In addition, Mr. Rutkowski will also receive the contributions he would have received under our retirement programs for a period of thirty-six months, as well as health, life, dental and disability coverage for that same time period.

Under Mr. Svetik’s employment agreement, if a change in control, as defined in the employment agreement, occurs during the term of the employment agreement and, within one year thereafter, Mr. Svetik’s employment terminates involuntarily but without cause or if Mr. Svetik voluntarily terminates employment with good reason, all of his unvested stock options will vest and he will receive a lump sum severance benefit equal to one year’s base salary.

Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. Messrs. Svetik’s and Rutkowski’s employment agreements provide that if the total value of the benefits provided and payments made to them in connection with a change in control, either under his employment agreements alone or together with other payments and benefits that he has the right to receive from the Company and the Bank, exceed three times his base amount (“280G Limit”), his severance payment under the employment agreement will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Pursuant to the supplemental retirement plan for Mr. Rutkowski, upon Mr. Rutkowski’s termination of employment other than for cause following a change in control (as defined in the plan), he will receive a lump sum payment in lieu of the normal retirement benefit.

Other Information Relating to Directors and Executive Officers

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Polonia Bancorp common stock during the year ended December 31, 2015.

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Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Polonia Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. All existing loans or lines of credit that the Bank has directly or indirectly made to related person have been (1) made in the ordinary course of business, (2) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and (3) did not involve more than the normal risk of collectibility or present other unfavorable features.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Polonia Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than December 9, 2016. If next year’s annual meeting is held on a date more than 30 calendar days from May 17, 2017, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of its intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

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Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Paul D. Rutkowski, Chief Financial Officer and Corporate Secretary, Polonia Bancorp, Inc., 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

23

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02BV5A 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. The ratification of the appointment of S.R. Snodgrass, P.C. as the independent registered public accounting firm of Polonia Bancorp, Inc. for the fiscal year ending December 31, 2016. For Against Abstain 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. IMPORTANT ANNUAL MEETING INFORMATION 01 - Dr. Eugene Andruczyk 02 - Frank J. Byrne 03 - Joseph T. Svetik 1. Election of Directors: For Withhold For Withhold For Withhold MMMMMMMMMMMM 2 7 5 6 1 3 2 MMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2016 Annual Meeting of Stockholders 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2016 Paul D. Rutkowski and Robert J. Woltjen, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Polonia Bancorp, Inc. to be held on May 17, 2016 or at any postponement or adjournment thereof Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxy holders will have authority to vote FOR the election of Dr. Eugene Andruczyk, Frank J. Byrne and Joseph T. Svetik as directors, FOR item 2 (ratification of the appointment of S.R. Snodgrass, P.C.) and FOR item 3 (advisory vote on executive compensation). In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

Proxy — Polonia Bancorp, Inc. Dear 401(k) Plan Participant: On behalf of the Board of Directors of Polonia Bancorp, Inc. (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Joseph T. Svetik and Paul D. Rutkowski (the “Trustees”) of the Polonia Bank Retirement Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on May 17, 2016. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders. As a 401(k) Plan participant investing in Polonia Bancorp common stock through the 401(k) Plan (the “Employer Stock Fund”), you are entitled to direct the Trustees regarding how to vote your interest in the Employer Stock Fund as of March 24, 2016, the record date for the Annual Meeting of Stockholders. To direct the Trustees on how to vote your interest in the Employer Stock Fund, please complete, sign and return the enclosed 401(k) Plan voting instruction card in the postage paid envelope. Computershare will tabulate your vote on behalf of the Trustees if it is received by May 10, 2016. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank. If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive. Sincerely, Paul D. Rutkowski Chief Financial Officer and Corporate Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02BV7A 3 2 D V + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Meeting Proxy Card – 401(k) Plan . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. The ratification of the appointment of S.R. Snodgrass, P.C. as the independent registered public accounting firm of Polonia Bancorp, Inc. for the fiscal year ending December 31, 2016. For Against Abstain 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - Dr. Eugene Andruczyk 02 - Frank J. Byrne 03 - Joseph T. Svetik 1. Election of Directors: For Withhold For Withhold For Withhold MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 2 7 5 6 1 3 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2016 Annual Meeting of Stockholders 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2016 Paul D. Rutkowski and Robert J. Woltjen, or any of them, each with the power of substitution, are hereby authorized to represent and vote the interest of the undersigned in the 401(k) Plan Employer Stock Fund, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Polonia Bancorp, Inc. to be held on May 17, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxy holders will have authority to vote FOR the election of Dr. Eugene Andruczyk, Frank J. Byrne and Joseph T. Svetik as directors, FOR item 2 (ratification of the appointment of S.R. Snodgrass, P.C.) and FOR item 3 (advisory vote on executive compensation). In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

Proxy — Polonia Bancorp, Inc. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02BV8A 3 2 D V + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Meeting Proxy Card – ESOP . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. The ratification of the appointment of S.R. Snodgrass, P.C. as the independent registered public accounting firm of Polonia Bancorp, Inc. for the fiscal year ending December 31, 2016. For Against Abstain 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - Dr. Eugene Andruczyk 02 - Frank J. Byrne 03 - Joseph T. Svetik 1. Election of Directors: For Withhold For Withhold For Withhold MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 2 7 5 6 1 3 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2016 Annual Meeting of Stockholders 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2016 Community Bank of Pleasant Hill dba First Trust of Mid America, the Trustee of the Polonia Bank Employee Stock Ownership Plan (the “ESOP”), is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Polonia Bancorp, Inc. to be held on May 17, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxy holders will have authority to vote FOR the election of Dr. Eugene Andruczyk, Frank J. Byrne and Joseph T. Svetik as directors, FOR item 2 (ratification of the appointment of S.R. Snodgrass, P.C.) and FOR item 3 (advisory vote on executive compensation). In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)

Proxy — Polonia Bancorp, Inc. Dear ESOP Participant: On behalf of the Board of Directors, please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Community Bank of Pleasant Hill dba First Trust of MidAmerica (the “ESOP Trustee”) on the proposals presented at the Annual Meeting of Stockholders of Polonia Bancorp, Inc. (the “Company”) on May 17, 2016. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders. As a participant in the Polonia Bank Employee Stock Ownership Plan as amended and restated (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account as of March 24, 2016, the record date for the Annual Meeting of Stockholders of the Company. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee on or before May 10, 2016. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties. Please complete, sign and return the enclosed ESOP voting instruction card in the accompanying postage paid envelope. Computershare will tabulate your vote on behalf of the ESOP Trustee if it is received by May 10, 2016. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank. If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive. Sincerely, Paul D. Rutkowski Chief Financial Officer and Corporate Secretary

Dear Stock Award Recipient: On behalf of the Board of Directors of Polonia Bancorp, Inc. (the “Company”), I am forwarding you the attached voting instruction card provided for you to convey your voting instructions to Community Bank of Pleasant Hill dba First Trust of MidAmerica (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Polonia Bancorp to be held on May 17, 2016. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders. You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the Polonia Bancorp, Inc. 2013 Equity Incentive Plan (the “Incentive Plan”) that are unvested as of March 24, 2016. The Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients. All shares of Company common stock for which timely voting instructions are not received will be voted as directed by the Company. To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached voting instruction card and return it in the enclosed postage-paid envelope no later than May 10, 2016. Computershare will tabulate your vote on behalf of the Trustee. If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive. Sincerely, Paul D. Rutkowski Chief Financial Officer and Corporate Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02BV6A 3 2 D V + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Meeting Proxy Card – Equity Incentive Plan . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. The ratification of the appointment of S.R. Snodgrass, P.C. as the independent registered public accounting firm of Polonia Bancorp, Inc. for the fiscal year ending December 31, 2016. For Against Abstain 3. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION 01 - Dr. Eugene Andruczyk 02 - Frank J. Byrne 03 - Joseph T. Svetik 1. Election of Directors: For Withhold For Withhold For Withhold MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 2 7 5 6 1 3 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Notice of 2016 Annual Meeting of Stockholders 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2016 Community Bank of Pleasant Hill dba First Trust of MidAmerica, as Trustee and holder of record and custodian of all unvested restricted shares of Polonia Bancorp, Inc. (the “Company”) common stock awarded to me under the Polonia Bancorp, Inc. 2013 Equity Incentive Plan, is hereby authorized to represent and vote all shares of Company common stock credited to the undersigned’s account, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Polonia Bancorp, Inc. to be held on May 17, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxy holders will have authority to vote FOR the election of Dr. Eugene Andruczyk, Frank J. Byrne and Joseph T. Svetik as directors, FOR item 2 (ratification of the appointment of S.R. Snodgrass, P.C.) and FOR item 3 (advisory vote on executive compensation). In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Polonia Bancorp, Inc.